EXHIBIT 10 (b9-1)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 43

The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 10, 2007 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Bank of Tacoma	Bank	Washington	1/10/2007

Dated: January 10, 2007	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Corporate President

Dated: January 10, 2007	BANK OF TACOMA By: /s/ Michael Hansch Michael Hansch President

EXHIBIT 10 (b9-2)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 44

The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective February 27, 2007 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Sunrise Community Bank	Bank	California	2/27/2007

Dated: February 27, 2007	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Corporate President

Dated: February 27, 2007	SUNRISE COMMUNITY BANK By: /s/ Stuart Bailey Stuart Bailey President

EXHIBIT 10 (b9-3)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 45

The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective May 4, 2007 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Larimer Bank of Commerce	Bank	Colorado	5/4/2007

Dated: May 4, 2007	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: May 4, 2007	LARIMER BANK OF COMMERCE By: /s/ Mark Kross Mark Kross President

EXHIBIT 10 (b9-4)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 46

The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective October 1, 2007 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Capitol Bean Counter, LLC	Limited Liability Company	Michigan	10/1/2007

Dated: October 1, 2007	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

EXHIBIT 10 (b9-5)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 47

The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective July 31, 2007 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

USNY Bank	Bank	New York	7/31/2007

Dated: July 31, 2007	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: July 31, 2007	USNY BANK By: /s/ Michael Briggs Michael Briggs President

EXHIBIT 10 (b9-6)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 48

The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective July 16, 2007 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Issaquah Community Bank	Bank	Washington	7/16/2007

Dated: July 16, 2007	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: July 16, 2007	ISSAQUAH COMMUNITY BANK By: /s/ Robert Ittes Robert Ittes President

        EXHIBIT 10 (b9-7)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 49

The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective August 1, 2007 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

BAIA Acquisition Company, LLC	Limited Liability Company	Michigan	8/1/2007

Dated: August 1, 2007	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: August 1, 2007	BAIA ACQUISITION COMPANY By: /s/ Susan Rossi Susan Rossi Vice President

Dated: August 1, 2007	BAIA ACQUISITION COMPANY By: /s/ John Henry John Henry Vice President

EXHIBIT 10 (b9-8)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 50

The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective September 26, 2007 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

High Desert Bank	Bank	Oregon	9/26/2007

Dated: September 26, 2007	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: September 26, 2007	HIGH DESERT BANK By: /s/ Larry Snyder Larry Snyder President

EXHIBIT 10 (b9-9)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 51

The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective October 5, 2007 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Loveland Bank of Commerce	Bank	Colorado	10/5/2007

Dated: October 5, 2007	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: October 5, 2007	LOVELAND BANK OF COMMERCE By: /s/ John Busby John Busby President

 EXHIBIT 10 (b9-10)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 52

The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective November 6, 2007 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Bank of Feather River	Bank	California	11/6/2007

Dated: November 6, 2007	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: November 6, 2007	BANK OF FEATHER RIVER By: /s/ Richard Veale Richard Veale President

EXHIBIT 10 (b9-11)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 53

The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective December 3, 2007 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Community Bank of Lincoln	Bank	Nebraska	12/3/2007

Dated: December 3, 2007	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: December 3, 2007	COMMUNITY BANK OF LINCOLN By: /s/ Mary Gerdes Mary Gerdes President

EXHIBIT 10 (b9-12)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 54

The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective December 10, 2007 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Bank of Fort Bend	Bank	Texas	12/10/2007

Dated: December 10, 2007	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: December 10, 2007	BANK OF FORT BEND By: /s/ Bruce Mercer Bruce Mercer President

EXHIBIT 10 (b9-13)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 55

The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective December 13, 2007 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Bank of Las Colinas	Bank	Texas	12/13/2007

Dated: December 13, 2007	CAPITOL BANCORP LIMITED By: /s/ Cristin K. Reid Cristin K. Reid Corporate President

Dated: December 13, 2007	BANK OF LAS COLINAS By: /s/ Gerold Hooker Gerold Hooker President